SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 28, 2003

(Date of earliest event reported: April 24, 2003)

AEROGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-31913	33-0488580
(Commission File No.)	(IRS Employer Identification No.)

2071 Stierlin Court

Mountain View, CA 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 864-7300

Item 7.           Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description
	99.1	Press Release, dated as of April 24, 2003, entitled “Aerogen, Inc. Reports First Quarter 2003 Financial Results.”

Item 9.           Regulation FD Disclosure.

The information contained in this current report and in the accompanying exhibit is being furnished under Item 12, “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 24, 2003, Aerogen, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aerogen, Inc.

Dated: April 28, 2003	/s/ Jane E. Shaw
Jane E. Shaw, Ph.D.
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated as of April 24, 2003, entitled “Aerogen, Inc. Reports First Quarter 2003 Financial Results.”